Exhibit 10.32

EOS SENOLYTIX, INC.

SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

Your investment in Eos SENOLYTIX, INC. (the “Company”) can only be made by means of the completion, delivery and acceptance of the subscription documents in this package.

Please complete and submit, to the address set forth below, the following documents:

○	Subscription Agreement and Investor Questionnaire: Complete all requested information in this Subscription Agreement and Investor Questionnaire and date and sign the signature page.

○	Joinder to Stockholders’ Agreement: Execute one copy of the Joinder to the Company’s Stockholders’ Agreement, as it may be amended from time to time (the “SHA”), a form of which is attached hereto as Annex I (the “SHA Joinder”). The SHA Joinder may be affixed to the SHA.

○	IRS Form W-9 or Form W-8: Complete and sign IRS Form W-9 or the applicable Form W-8 to certify your tax identification number or status, a form of which is attached hereto as Annex II.

The Company reserves the right to request any additional documentation necessary to verify your identity or otherwise complete the review process. The Company, its officers, directors (the “Directors”) and any person affiliated therewith shall be held harmless by you against any loss arising as a result of a failure to provide any requested documentation.

The foregoing documents, when completed, should be emailed to                                        . To the extent you have any questions regarding this Subscription Agreement and Investor Questionnaire or any of the information contained herein, please contact either Kevin Slawin, CEO (kslawin@eossenolytix.com) or                                        .

THE OFFERING OF SECURITIES DESCRIBED IN THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THIS OFFERING IS MADE PURSUANT TO RULE 506 OF REGULATION D UNDER SECTION 4(A)(2) OF THE SECURITIES ACT, AND THE EQUIVALENT LEGISLATION OF OTHER RELEVANT JURISDICTIONS, WHICH EXEMPT FROM SUCH REGISTRATION TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING. FOR THIS REASON, THESE SECURITIES WILL BE SOLD ONLY TO INVESTORS WHO MEET CERTAIN MINIMUM SUITABILITY QUALIFICATIONS DESCRIBED HEREIN.

AN INVESTOR SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMPANY FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION ON THE ISSUER TO REGISTER THE SECURITIES DESCRIBED HEREIN UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION. TRANSFER OF THE SECURITIES DESCRIBED HEREIN IS ALSO RESTRICTED BY THE TERMS OF THE SHA.

PROSPECTIVE FOREIGN INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL REGARDING WHETHER OR NOT TO INVEST IN THE COMPANY. IT IS THE RESPONSIBILITY OF ANY PERSON OR ENTITY WISHING TO PURCHASE THE SECURITIES DESCRIBED HEREIN TO SATISFY HIMSELF, HERSELF OR ITSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE OF THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

INVESTOR QUESTIONNAIRE

EOS SENOLYTIX, INC.

(THE “INVESTOR QUESTIONNAIRE”)

Name of Investor:_______________________________________________________________

Address: ______________________________________________________________________

______________________________________________________________________________

Contact Person(s):______________________________________________________________

Email(s):_____________________________________________________________________

Telephone No(s):_______________________________________________________________

State and Country of Organization (entities only):_____________________________________

Principal Place of Business (entities only):___________________________________________

State and Country of Residency (individuals only):____________________________________

Tax Identification Number:_______________________________________________________

Beneficiary Bank Details (Please provide the bank details used to facilitate settlement of funds)

Beneficiary Bank Name:_________________________________________________________

Beneficiary Bank Address:_______________________________________________________

ABA Number:_________________________________________________________________

Account Name:________________________________________________________________

Account Number:______________________________________________________________

IBAN Number (if applicable):_____________________________________________________

SWIFT/BIC Code:______________________________________________________________

Further Credit Account Name (if applicable):_________________________________________

Further Credit Account Number (if applicable):_______________________________________

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PLEASE NOTE: If copies of correspondence, periodic reports, capital calls, distribution notices, tax information, etc. should be provided to additional parties, please separately provide specific instructions and complete contact information. Please note that if any information is requested to be delivered to a party other than the above identified investor (the “Investor”), the Company will retain sole and absolute discretion over whether such additional party may receive the information, and such additional party may be required to execute a nondisclosure agreement in connection therewith. Also note that the Company will eventually need wire and check delivery instructions for the transfer of any payments due from the Company. If such information is not provided at account inception, the Company will request such information after the Closing (as defined below).

Investor Type. The Shares will be held under the following type of ownership / structure [Please check all applicable boxes]:

☐ Individual ☐ Joint Individuals ☐ Limited Liability Company ☐ Limited Partnership

☐ Revocable Trust with ____ grantors ☐ Irrevocable Trust ☐ IRA / Keogh / SEP

☐ C Corporation ☐ Tax-Exempt Organization ☐ S Corporation ☐ General Partnership

☐ Employee Benefit Plan ☐ ERISA Partner ☐ Estate ☐ Nominee ☐ Foreign Government Entity

☐ U.S. State or Municipal Government Entities ☐ Pension Plan ☐ Fund of Funds

☐ Insurance Company ☐ Investment Company Registered with SEC ☐ Broker-Dealer

☐ Private Fund ☐ Bank Holding Company ☐ Private Foundation ☐ 501(c)(3)

☐ Government Pension Plan ☐ Foreign Investor ☐ Other ____________________________

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1. Accredited Investor Status. The Investor is an “accredited investor” (within the meaning of Rule 501 under the Securities Act). Please see the definition of “accredited investor” in Exhibit A.

☐ Yes               ☐ No

2. Investment Company Act Matters. If the Investor is an Entity (including a trust), is the Investor either (a) an “investment company” under the United States Investment Company Act of 1940, as amended (the “Companies Act”), or (b) relying on either Section 3(c)(1) or Section 3(c)(7) of the Companies Act to be excepted from the definition of “investment company” as defined in Section 3(a) of the Companies Act.1

☐ No

☐ Yes, the Investor relies on Section 3(c)(1) of the Companies Act

☐ Yes, the Investor relies on Section 3(c)(7) of the Companies Act

☐ Yes, the Investor is an investment company

If the Investor is an investment company or relies on either Section 3(c)(1) or Section 3(c)(7) of the Companies Act, in order to accurately count the number of beneficial owners of the Company, please specify the number of beneficial owners of the outstanding securities (other than short-term paper) of the Investor and any existing or prospective investors of the Company that control, are controlled by, or are under common control with the Investor (such other investors referred to as “Affiliated Investors”):

_______________________ [Insert Number]

The Investor further represents and warrants that neither the Investor nor any Affiliated Investor has been structured or operated for the purpose of circumventing the registration requirements of the Companies Act.

3. Disqualifying Event. Neither the Investor nor any of its Beneficial Owners (if any) has been subject to a Disqualifying Event (each as defined in Section 9(i) of this Agreement) for purposes of Regulation D Rule 506(d) promulgated under the Securities Act.

☐ True               ☐ False

4. CFIUS Foreign Person Status Representations. The Investor understands and agrees that the term “foreign person” herein includes the terms “foreign national,” “foreign government,” “foreign entity” and “foreign-controlled entity,” and hereby represents and warrants that it is (check one):

☐	A “foreign national” (i.e., an individual that is other than a “U.S. national.”). For purposes of the CFIUS Regulations, a “U.S. national” is (1) a citizen of the United States or (2) an individual who, although not a citizen of the United States, owes a permanent allegiance to the United States). Note that “green card” holders are not U.S. nationals, but dual citizens (i.e., individuals who are citizens of the United States and another country) are U.S. nationals.

1 See definitions in EXHIBIT B hereto.

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☐	A “foreign government” (i.e., any government or body exercising governmental functions, other than the United States Government or a subnational government of the United States). Note that the term “foreign government” includes, but is not limited to, national and subnational governments, including their respective departments, agencies, and instrumentalities).

☐	A “foreign entity” (i.e., any branch, partnership, group or sub-group, association, estate, trust, corporation, limited liability company, or equivalent legal entity or organization that is organized or incorporated under the laws of a foreign (i.e., non-U.S.) jurisdiction.

☐	A “foreign-controlled entity” (i.e., any entity over which control in any form is exercised or exercisable by a foreign national, foreign government, or foreign entity). For purposes of the CFIUS Regulations, “control” means the power, direct or indirect, whether exercised or not exercised, to determine, direct, or decide important matters affecting an entity, and includes negative control (i.e., the ability to prevent an entity from taking actions).

☐	Not a “foreign person” under any of the above definitions or otherwise as defined under the CFIUS Regulations at 31 C.F.R. Part 800.

5. Compliance Representations. Does the Investor or any of its direct or indirect owners (collectively with the Investor, the “Investor Persons”) appear identified on (i) the Specially Designated Nationals and Blocked Persons List, U.S. Department of Treasury, Office of Foreign Assets Control (“OFAC”); (ii) the Foreign Sanctions Evaders List, OFAC; (iii) the Sectoral Sanctions Identification List, OFAC; (iv) the List of Statutorily Debarred Parties, U.S. Department of State, Directorate of Defense Trade Controls; (v) the Denied Persons List, U.S. Department of Commerce, Bureau of Industry and Security (“BIS”); (vi) the Entity List, BIS; (vii) the Unverified List, BIS; (viii) the consolidated sanctions list of financial sanctions target from the Office of Financial Sanctions Implementation within His Majesty’s Treasury in the United Kingdom (UK); (ix) the consolidated list of persons, groups and entities subject to EU financial sanctions, managed by Directorate-General for Financial Stability, Financial Services and Capital Markets Union as published in the Official Journal of the EU; or (x) any other sanctioned, debarred, or criminal person list maintained by any U.S. or non-U.S. municipal, state, provincial, national government ((i) through (x) inclusive, the “Restricted Party Lists”)?

☐ Yes                       ☐ No

6. Is the Investor directly or indirectly owned 50% or more in the aggregate by one or more persons identified on the Restricted Party Lists?

☐ Yes                       ☐ No

7. Is the Investor directly or indirectly controlled by one or more persons identified on the Restricted Party Lists?

☐ Yes                       ☐ No

8. Does any Investor Person appear on any sanctioned, debarred, or criminal person list maintained by the European Union, the European Bank for Reconstruction and Development, the Inter-American Development Bank, the World Bank Group, the Asian Development Bank, the African Development Bank Group, the United Nations or any other public international organization?

☐ Yes                       ☐ No

9. Is any Investor Person a national or resident of Iran, Cuba, North Korea, Russia, the Crimea Region of the Ukraine, the Donetsk People’s Republic, the Luhansk People’s Republic, or any other country or territory that is subject to comprehensive U.S. trade sanctions?

☐ Yes                       ☐ No

10. Is any Investor Person subject to economic or trade sanctions imposed, administered or enforced by (i) the U.S. government, including those administered by OFAC, (ii) the European Union, (iii) the United Kingdom, or (iv) the United Nations Security Council?

☐ Yes                       ☐ No

If you responded “Yes” to questions 5 through 10, please contact Company Counsel immediately.

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In Witness Whereof, the Investor has executed this Subscription Agreement and Investor Questionnaire as of the date set forth below.

Investor:

Name of Investor

Name of Signatory (For Entity Investors)

Title of Signatory (For Entity Investors)

Signature

Date

CAPITAL COMMITMENT: $_____________________

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SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

ACCEPTANCE PAGE

(To Be Completed by the Company)

By its execution of this Acceptance Page, the Company hereby accepts the foregoing subscription on the terms set forth in this Subscription Agreement and Investor Questionnaire either for (a) the Capital Commitment set forth below or (b) if the Capital Commitment below is left blank, the Investor’s Capital Commitment amount shall be as set forth on the Investor’s signature page to this Subscription Agreement and Investor Questionnaire, and by such acceptance binds the Investor to the terms of the SHA and this Subscription Agreement and Investor Questionnaire.

Capital Commitment: $_____________________________________________ SUBSCRIPTION ACCEPTED: Accepted on: ___________________________________ COMPANY: EOS SENOLYTIX, INC.

By:
Name:	Kevin Slawin
Title:	Chief Executive Officer

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This Subscription Agreement and Investor Questionnaire (this “Agreement”) is entered into by and between Eos SENOLYTIX, INC., a Delaware corporation (the “Company”), and the investor identified on the signature page hereto (the “Investor”) in connection with the Investor’s purchase of a number of shares of Series A Preferred Stock (as defined in the Company’s Certificate of Incorporation, as amended) represented by a price of $17.00 per share (such purchased Series A Preferred Stock, the “Shares”) in the Company.

In consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor and the Company, intending to be bound hereby, hereby agree as follows:

1.	Subscription for Stock. Subject to the terms and conditions set forth in this Agreement, the Investor agrees (a) to purchase from the Company the Shares at a purchase price equal to 100% of the amount set forth on the Investor’s signature page hereto on the line captioned “Capital Commitment” (the Investor’s “Proposed Capital Commitment”) or such lesser amount as the Company may accept pursuant to Section 5(b) of this Agreement (the Investor’s “Accepted Capital Commitment”), (b) to become a party to, and be bound by all the terms and provisions of, the SHA and to perform all obligations therein imposed with respect to the Shares. As additional consideration for the subscription and purchase of the Shares contemplated by this Agreement, the Company shall issue to the undersigned, at both the First Closing and the Second Closing (as defined below), subject to satisfaction to the conditions hereinafter set forth, Warrants in the form of Annex III (each, a “Warrant”) for Class A Common Stock of the Company, par value $0.00001 per share (the “Class A Common Stock”), exercisable at a price per share of $17.00 (the “Exercise Price”). The aggregate number of shares of Class A Common Stock into which the Warrant shall be exercised at either the First Closing or the Second Closing is hereinafter set forth.

2.	First Closing.

(a)	Concurrently with the Investor’s execution and delivery of this Agreement, the Investor shall wire, by immediately available funds, twenty percent (20%) of Investor’s Proposed Capital Commitment in United States Dollars (the “First Closing Payment”) to the account (the “Bank Account”) set forth below:

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(b)	In the event that the Accepted Capital Commitment accepted by the Company is less than the Investor’s Proposed Capital Commitment, the Company shall cause to be returned to the Investor, from the Bank Account, the difference between (i) the amount of funds that the Investor actually transferred to the Company as part of the First Closing Payment and (ii) twenty percent (20%) of the Accepted Capital Commitment. By way of example, if the Investor proposed a Proposed Capital Commitment of $1,000,000 and wired $200,000 in satisfaction of its obligation to make the First Closing Payment, but the Company only agrees to an Accepted Capital Commitment of $500,000 from Investor (for which $100,000 would need to be wired by the Investor to satisfy the First Closing Payment obligation), the Company shall return $100,000 to the Investor.

(c)	In the event that the Company does not accept the Investor’s subscription pursuant to Section 5, the Company shall cause to be returned to the Investor the amount that Investor had transferred to the Bank Account by wire transfer of immediately available funds to the account of Investor set forth on the Investor Questionnaire.

(d)	Subject to the satisfaction of terms and conditions herein, including the satisfaction of the conditions to the First Closing (as defined below) set forth in Section 6, the Company shall issue to the Investor, and shall reflect the same on its books and records, (i) twenty percent (20%) of the Shares (the “First Closing Shares”) and (ii) a Warrant to acquire shares of Class A Common Stock in an amount equal to the First Closing Shares, subject to payment of the Exercise Price and the other terms and conditions set forth in the Warrant (the “First Closing Warrant”). The First Closing Shares and the Class A Common Stock underlying the First Closing Warrant (if exercised) shall be evidenced by a book-entry system maintained by the Company or a registrar for the Company. In the event that the Company certificates the First Closing Shares or Class A Common Stock underlying the First Closing Warrant (if exercised), it shall, at such time, deliver certificates representing the First Closing Shares or the Class A Common Stock underlying the First Closing Warrant (if exercised) to the Investor, bearing an appropriate legend referring to the fact that the First Closing Shares or the Class A Common Stock underlying the First Closing Warrant (if exercised), as applicable, were sold in reliance upon an exemption from registration under the Securities Act.

(e)	The First Closing shall take place at the offices of Wilk Auslander, LLP, at 9:00 a.m. on the First Closing Date (as defined below), or at such other time and place (which may be remotely) as the Company may designate.

3.	Second Closing.

(a)	Promptly following the satisfaction of the conditions to the Investor’s obligation to make the Second Closing Payment set forth in Section 7, the Company shall deliver to the Investor a notice (the “Second Funding Notice”) setting forth (i) a reasonable estimate of the date of the Effective Time of the Merger (as such terms are defined in that certain Agreement and Plan of Merger and Reorganization, dated March 26, 2026, by and among the Company, Pulmatrix, Inc., a Delaware corporation, and PUOS Merger Sub, Inc., a Delaware corporation (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”)) or the closing of the transactions contemplated by a Liquidity Event, as applicable, is expected to occur, and (ii) a deadline by which the Investor shall pay the Second Closing Payment (as defined below) subject to the terms and conditions set forth herein (the “Funding Deadline”), which shall be no sooner than the date that is ten (10) days following the date of the Second Funding Notice.

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(b)	No later than the Funding Deadline, Investor shall wire, by immediately available funds, eighty percent (80%) of Investor’s Accepted Capital Commitment in United States Dollars (the “Second Closing Payment”) to the Bank Account. The failure by the Investor to wire the Second Closing Payment in whole by the Funding Deadline (i) shall constitute a material breach of this Agreement pursuant to which the Company shall not be obligated to issue the Second Closing Shares (as defined below) or the Second Closing Warrant, and (ii) shall result in liquidated damages payable to the Company under the applicable organizational documents of the Company. In the event that the Company does not issue the Second Closing Shares or the Second Closing Warrant as a result of Investor’s failure to wire the Second Closing Payment in full by the Funding Deadline, the Company shall return to the Investor, by wire transfer of immediately available funds to the account of Investor set forth on the Investor Questionnaire, the amount that Investor had transferred to the Bank Account, except that the Company shall retain the First Closing Payment and such funds shall not be returned to the Investor, and the Company may also reduce such return payment to the Investor by the amount of expenses incurred as a result of Investor’s breach (including reasonable attorneys’ fees) and the amount of liquidated damages payable under the applicable organizational documents.

(c)	As used herein, “Liquidity Event” means (i) a Change in Control (as defined below) or (ii) the consummation of a public offering (whether initial public offering, direct listing, a SPAC transaction or otherwise) of Class A Common Stock pursuant to an effective registration statement filed under the Securities Act.

(d)	As used herein, “Change in Control” means (i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of the combined voting power of the then-outstanding voting securities of the Company; provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any of its affiliates, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, or (C) the acquisition of securities pursuant to an offer made to the general public through a registration statement filed with the United States Securities Exchange Commission (the “SEC”); or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to any person other than an affiliate of the Company.

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(e)	In the event that the Investor wires the requisite Second Closing Payment in full by the Funding Deadline, but the Company does not accept the Investor’s subscription pursuant to Section 5 or the Second Closing does not occur, the Company shall cause to be returned to the Investor, by wire transfer of immediately available funds to the account of Investor set forth on the Investor Questionnaire, the amount that Investor had transferred to the Bank Account; provided, however, the Company shall retain the First Closing Payment and such funds shall not be returned to the Investor.

(f)	Subject to the satisfaction of terms and conditions herein, including the satisfaction of the conditions to the Second Closing set forth in Section 7, the Company shall issue to the Investor, and shall reflect the same on its books and records (the “Second Closing”), (i) eighty percent (80%) of the Shares (the “Second Closing Shares”) and (ii) a Warrant to acquire a number of shares of Class A Common Stock equal to the number of shares comprising the Second Closing Shares, subject to payment of the Exercise Price and the other terms and conditions set forth in the Warrant (the “Second Closing Warrant”). The Second Closing Shares and the Class A Common Stock underlying the Second Closing Warrant (if exercised) shall be evidenced by a book-entry system maintained by the Company or a registrar for the Company. In the event that the Company certificates the Second Closing Shares or Class A Common Stock underlying the Second Closing Warrant (if exercised), it shall, at such time, deliver certificates representing the Second Closing Shares or the Class A Common Stock underlying the Second Closing Warrant (if exercised) to the Investor, bearing an appropriate legend referring to the fact that the Second Closing Shares or the Class A Common Stock underlying the Second Closing Warrant (if exercised), as applicable, were sold in reliance upon an exemption from registration under the Securities Act.

(g)	The Second Closing shall take place at the offices of Wilk Auslander, LLP, at 9:00 a.m. on the date that is five (5) days following the satisfaction or waiver of the conditions to the Second Closing set forth in Section 7 (the “Second Closing Date”), or at such other time and place (which may be remotely) as the Company may designate.

(h)	For the avoidance of doubt, the Investor’s obligation to make the Second Closing Payment following the delivery of the Second Funding Notice shall not be contingent upon the actual consummation of the Merger or any Liquidity Event. Once the Company has delivered the Second Funding Notice, there shall be no other conditions precedent to the Investor’s obligation to make the Second Closing Payment and the Investor shall be obligated to wire the Second Closing Payment to the Bank Account no later than the Funding Deadline regardless of whether the Merger or any Liquidity Event is ultimately consummated.

4.	Adoption. If the Investor’s subscription is accepted pursuant to Section 5 below, the Investor hereby agrees to be bound by all the terms and provisions of the SHA (whether or not the Investor has signed the SHA Joinder) and to perform all obligations imposed thereupon with respect to the Shares.

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5.	Acceptance of Subscription; Delivery of SHA Joinder. The Investor understands and agrees that this subscription is made subject to the following terms and conditions:

(a)	The Company shall have the right to review the suitability of any person desiring to purchase Shares (including to request and receive such information and documentation as it may in its sole discretion determine to be necessary or relevant to evaluate Investor’s potential acquisition of the Shares) and, in connection with such review, to waive such suitability standards as to such person as the Company or the officers or other authorized agents of the Company deem appropriate under applicable law;

(b)	The Company shall have the right, in its sole discretion, to reject this subscription, in whole or in part, and the subscription shall be deemed to be accepted only when (i) the Company accepts the Investor’s subscription and (ii) the Company has executed and delivered to the Investor the Subscription Agreement and Investor Questionnaire Acceptance Page to this Agreement (the “Acceptance Page”);

(c)	The Company shall have no obligation to accept subscriptions in the order received;

(d)	The Investor hereby requests and authorizes the Company to enter the Investor’s name in the books and records of the Company as a holder of the Shares;

(e)	The Shares to be issued on account of this subscription shall be issued only in the name of the Investor, and the Investor agrees to comply with the terms of the SHA and to execute any and all further documents necessary in connection with becoming an equityholder of the Company, including, without limitation, the SHA Joinder; and

(f)	The Investor shall comply with the restrictions on transfer of the Shares contained in the SHA.

6.	Company Conditions to First Closing. The Company’s obligation to issue the First Closing Shares hereunder are subject to acceptance by or written waiver by the Company of the Investor’s subscription as part of the First Closing, and to the fulfillment, prior to or at the time of First Closing, of each of the following conditions:

(a)	The representations and warranties of the Investor contained in this Agreement and the SHA shall be true and correct at the time of the First Closing;

(b)	The Investor’s Proposed Capital Commitment shall be no less than $250,000 (the “Minimum Commitment”); provided, however, that the Chief Executive Officer of the Company, may in his or her sole discretion, waive or reduce the Minimum Commitment for any Investor;

(c)	The Investor shall have made the First Closing Payment;

(d)	The Investor shall have validly executed and delivered to the Company the SHA Joinder;

(e)	The Investor shall have validly executed and delivered to the Company an IRS Form W-9, or the applicable IRS Form W-8; and

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(f)	All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and legal counsel to the Company (“Company Counsel”) (as determined by the Company in its sole discretion by execution and delivery by the Company of the Acceptance Page (at such time, the “First Closing”, and such date, the “First Closing Date”)), and the Company or Company Counsel shall have received all such counterpart originals or certified or other copies of such documents as the Company may request.

7.	Investor Conditions to Second Closing Payment. The Investor’s obligations to make the Second Closing Payment hereunder are subject to each of the following conditions, the satisfaction of the condition in Section 7(a) below shall be conclusively determined by the Company by its issuance of the Second Funding Notice:

(a)	(i) The Registration Statement (as defined in the Merger Agreement) shall have been declared effective under the Securities Act or (ii) the consummation of the transactions contemplated by a definitive written agreement providing for a Liquidity Event is reasonably expected to occur within forty-five (45) days (such earlier occurrence, the “Funding Trigger Date”); and

(b)	The Funding Deadline specified in the Second Funding Notice shall, subject to the Company’s compliance with Section 3(a), be on or before March 26, 2028 (the “Sunset Date”). For the avoidance of doubt, once the Sunset Date has passed, the Investor shall have no obligation to make the Second Closing Payment hereunder and the Company shall thus not be obligated to issue the Second Closing Shares or the Second Closing Warrant.

8.	Company’s Conditions to Second Closing. The Company’s obligations to issue the Second Closing Shares hereunder are subject to acceptance by or written waiver by the Company of the Investor’s subscription as part of the Second Closing, and to the fulfillment, prior to or at the time of the Second Closing (except where such condition is by its terms required to be satisfied at an earlier date, then in such case, such condition shall have been satisfied as of such earlier date), of each of the following conditions:

(a)	The representations and warranties of the Investor contained in this Agreement shall be true and correct at the time of the Second Closing, as if made on the date thereof;

(b)	The Investor shall not be, nor have been, in breach of the SHA or any other obligation owed to the Company;

(c)	The Investor shall have made the Second Closing Payment no later than the Funding Deadline;

(d)	All of the conditions to the First Closing set forth in Section 6 were true and correct in all respects as of the date of the First Closing; and

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(e)	All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and Company Counsel (as determined by the Company in its sole discretion), and the Company or Company Counsel shall have received all such counterpart originals or certified or other copies of such documents as the Company may request.

9.	Investor’s Representations. In connection with the Investor’s purchase of the Shares and the Warrants, the Investor makes the following representations and warranties on which the Company and Company Counsel are entitled to rely:

(a)	To the best of the Investor’s knowledge, the Investor does not control, nor is it controlled by, or under common control with, any other equityholder of the Company.

(b)	If an entity, the Investor has made investments prior to the date hereof or intends to make investments in the near future. If the Investor is an entity that has beneficial owners (as applicable), each beneficial owner of interests in the Investor has and will share in the same proportion of each such investment.

(c)	If an entity, the Investor’s investment in the Company will not constitute more than forty percent (40%) of the Investor’s assets (including for this purpose any committed capital for an Investor that is an investment fund). The term “committed capital” includes all amounts which have been contributed to the Investor by its shareholders, partners, members or other beneficial owners plus all amounts which such persons remain obligated to contribute to the Investor.

(d)	If the Investor is an entity that has beneficial owners (as applicable), the governing documents of the Investor require that each beneficial owner of the Investor, including, but not limited to, shareholders, partners and beneficiaries, participate through such beneficial owner’s interest in the Investor in all of the Investor’s investments and that the profits and losses from each such investment are shared among such beneficial owners in the same proportions as all other investments of the Investor. No such beneficial owner may vary such beneficial owner’s share of the profits and losses or the amount of such beneficial owner’s contribution for any investment made by the Investor.

(e)	If an entity, the Investor was not organized or recapitalized (and is not to be recapitalized) for the specific purpose of acquiring the Shares or the Warrants. The term “recapitalized” shall include new investments made in the Investor solely for the purpose of financing its acquisition of the Shares or the Warrants and not made pursuant to a prior financial commitment.

(f)	The Investor does not have, in purchasing the Shares or the Warrants, a principal purpose of permitting the Company to satisfy the 100-partner limitation contained in Treasury Regulations Section 1.7704-1(h)(1) and, to the best of the Investor’s knowledge, no owner of a beneficial interest in the Investor has such a purpose.

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(g)	The Investor is not an “employee benefit plan,” as defined in Section 3(3) of ERISA, that is subject to the provisions of Part 4 of Title I of ERISA, a “plan,” as defined in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or an entity that is deemed to be a “benefit plan investor” under the U.S. Department of Labor final plan assets regulation, 29 C.F.R. §2510.3-101, as amended (the “Regulation”) and as modified by Section 3(42) of ERISA.

(h)	The following representations are included with the intention of enabling the Company to qualify for the benefit of a “safe harbor” under Treasury Regulations from treatment of the Company as an entity subject to corporate income tax. Either:

(i)	The Investor is not a partnership, grantor trust, or Subchapter S corporation for U.S. federal income tax purposes, or

(ii)	The Investor is a partnership, grantor trust, or Subchapter S corporation for U.S. federal income tax purposes, but (1) at no time during the term of the Company will 65% or more of the value of any beneficial owner’s direct or indirect interest in the Investor be attributable to the Investor’s interests in the Company, (2) less than 65% of the value of the Investor is attributable to the Investor’s interests in the Company, and (3) permitting the Company to satisfy the 100-partner limitation set forth in Section 1.7704-1(h)(1)(ii) of the Treasury Regulations is not a principal purpose of any beneficial owner of the Investor in investing in the Company through the Investor.

If the Investor is unable to make either of such representations, the Investor hereby agrees to provide the Company, prior to the Closing, with evidence (including opinions of counsel, if requested) satisfactory in form and substance to the Company relating to the status of the Company under Section 7704 of the Code. Further, if at any time after the Closing the Investor can no longer make either of such representations, the Investor shall promptly notify the Company in writing.

(i)	Neither the Investor nor any of its Beneficial Owners (as defined under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”), including the rules and regulations promulgated thereunder) has been subject to any Disqualifying Event (as defined below) and is not subject to any proceeding or event that could result in any such Disqualifying Event. Each of the enumerated instances below is a “Disqualifying Event.” The Investor or any Beneficial Owner has been subject to a Disqualifying Event if such person:

(i)	Has been convicted within ten years of the date hereof of any felony or misdemeanor (1) in connection with the purchase or sale of any security, (2) involving the making of any false filing with the SEC or (3) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

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(ii)	Is subject to any order, judgment or decree of any court of competent jurisdiction entered within five (5) years of the date hereof that presently restrains or enjoins such person from engaging or continuing to engage in any conduct or practice (1) in connection with the purchase or sale of any security, (2) involving the making of any false filing with the SEC or (3) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)	Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission, or the National Credit Union Administration that (1) as of the date hereof, bars such person from (A) association with an entity regulated by such commission, authority, agency or officer, (B) engaging in the business of securities, insurance or banking or (C) engaging in savings association or credit union activities or (2) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within ten years of the date hereof;

(iv)	Is subject to any order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act that as of the date hereof (1) suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser, (2) places limitations on the activities, functions or operations of such person or (3) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)	Is subject to any order of the SEC entered within five (5) years of the date hereof that presently orders such person to cease and desist from committing or causing a violation or future violation of (1) any scienter-based anti-fraud provision of the federal securities laws or (2) Section 5 of the Securities Act;

(vi)	Is, as of the date hereof, suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)	Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five (5) years of the date hereof, was the subject of a refusal order, stop order or order suspending the Regulation A exemption, or is presently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

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(viii)	Is subject to a United States Postal Service false representation order entered within five (5) years of the date hereof or is presently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(ix)	To the best of the Investor’s knowledge, neither the Investor nor any Beneficial Owner is currently the subject of any threatened or pending investigation, proceeding, action or other event that, if adversely determined, would give rise to any of the events described in clauses (i) through (viii) above.

(j)	The Investor will immediately notify the Company in writing if the Investor or any of its Beneficial Owners become subject to a Disqualifying Event at any date after the date hereof. In the event that the Investor or any Beneficial Owner becomes subject to a Disqualifying Event at any date after the date hereof, the Investor agrees and covenants to use its best efforts to coordinate with the Company (i) to provide documentation as reasonably requested by the Company related to any such Disqualifying Event and (ii) to implement a remedy to address the Investor’s or the Beneficial Owner’s changed circumstances such that the changed circumstances will not affect in any way the Company’s or its affiliates’ ongoing and/or future reliance on the Rule 506 exemption under the Securities Act. The Investor acknowledges that, at the discretion of the Company, such remedies may include, without limitation, the waiver of all or a portion of the Investor’s voting power in the Company, the Investor’s removal from the Company, and/or the Investor’s withdrawal from the Company through the transfer or sale of its Shares and/or the Warrants (or the Class A Common Stock issuable thereunder) in the Company. The Investor also acknowledges that the Company may periodically request assurance that the Investor and its Beneficial Owners have not become subject to a Disqualifying Event at any date after the date hereof, and the Investor further acknowledges and agrees that the Company shall understand and deem the failure by the Investor to respond in writing to such requests to be an affirmation and restatement of the representations, warranties and covenants in this Section and Section 9(i) above.

(k)	Except as otherwise disclosed in writing in this Agreement, the Investor and any Beneficial Owner of the Investor do not and will not “beneficially own” (within the meaning of Rule 13d-3 of the Exchange Act) any other equity interest in the Company except for the interest subscribed to by the Investor in this Agreement, and the Investor and any Beneficial Owner of the Investor have not agreed with one or more other equityholders of the Company (or the “beneficial owners” of such equityholders) to act together for the purpose of acquiring, holding, voting or disposing of equity interests in the Company (within the meaning of Rule 13d-5 of the Exchange Act).

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(l)	Neither the Investor nor one or more of the Investor’s beneficial owners is either (i) a public agency, department, office or pension plan, or (ii) subject (or is an agent, nominee, fiduciary, custodian or trustee of an entity which is itself subject) to (1) Section 552(a) of Title 5, of the United States Code (commonly known as the “Freedom of Information Act”) or state freedom of information statutes or other similar federal, state, county or municipal public disclosure statutes or regulations, whether foreign or domestic, (2) disclosure obligations with respect to any of the Company’s Confidential Information to a government agency or other regulatory body, trading exchange, or other market where interests in such investor are sold or traded (or to the regulating body thereof), whether foreign or domestic, or (3) disclosure obligations with respect to any of the Company’s Confidential Information to a government body, agency or committee (including, without limitation, any disclosures required in accordance with the Ethics in Government Act of 1978, as amended, and any rules and regulations of any executive, legislative or judiciary organization), whether foreign or domestic.

(m)	The Investor acknowledges that no director, officer, employee, affiliate or other representative of the Company provides, or intends to provide, advice to the Company with respect to investment strategies that are “plans or programs for the investment of the proceeds of municipal securities or the recommendation of and brokerage of municipal escrow investments” (within the meaning of Rule 15Ba1-1 promulgated under the Exchange Act). The Investor represents and agrees that none of its contributions to the Company will consist of “proceeds of municipal securities” (within the meaning of Rule 15Ba1-1).

(n)	The Investor (i) is not resident or domiciled in a member state of the European Economic Area (an “EEA Member State”), or in the United Kingdom, Switzerland, Guernsey or Jersey (together with each EEA Member State, the “Territory”), (ii) does not have, and is not part of a group that includes an entity that has, a registered office in the Territory, (iii) has made its own decision to invest and is not following or implementing a decision taken by another legal or natural person who is resident, domiciled or has a registered office in the Territory and (iv) does not have and is not relying to any extent on an investment manager with discretionary authority to make the decision to subscribe for the Shares or the Warrants (or to exercise the Warrants) on behalf of or for the account of the Investor, where that manager is resident, domiciled or has a registered office in the Territory. If any of clauses (i) through (iv) above are untrue, the Investor hereby certifies, represents and confirms the following:

(1)	Any document or information sent or otherwise communicated to the Investor relating to the Company or any related investment was sent to the Investor at its request or that of its agent or representative and otherwise upon its own initiative;

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(2)	The Investor is (A) a “professional client”, if Investor is resident or domiciled or has its registered office in an EEA Member State, as that term is used in and defined by the European Union’s second Markets in Financial Instruments Directive (2014/65/EC); (B) a “per se professional client”, if Investor is resident or domiciled or has its registered office in the United Kingdom, as that term is used in and defined by the Handbook or rules and guidance maintained by the Financial Conduct Authority of the United Kingdom; (C) a regulated financial intermediary, or a non-regulated “qualified investor”, under the Swiss Federal Act on Collective Investment Schemes (CISA); or (D) the nearest equivalent to a “professional client”, “per se professional client”, regulated financial intermediary and/or non-regulated “qualified investor” under the equivalent legislation of Guernsey or Jersey (in each case, as amended, reenacted or replaced);

(3)	Neither the Company or its stockholders, managers, partners, directors, officers, consultants, employees, affiliates, agents, personnel, and related persons have engaged in any “marketing”, “distribution”, or “promotion” of the Company, and they have not “circulated” to Investor and, as far as the Investor is aware, such persons have not engaged in any “marketing”, “distribution”, or “promotion” of, and they have not “circulated”, the Company in the Territory either. For these purposes, (A) in the EEA Member States, “marketing” has the meaning given to it in and by the Alternative Investment Fund Managers Directive (2011/61/EU, the “AIFMD”); (B) in the United Kingdom, “marketing” has the meaning given to it in and by the Alternative Investment Fund Managers Regulations 2013 (SI 2013/1773); (C) “distribution” has the meaning given to it in any by the Swiss Federal Act on Collective Investment Schemes (CISA); (D) “promotion” has the meaning given to it in and by the Protection of Investors (Bailiwick of Guernsey) Law 1987; and (E) “circulated” has the meaning given to it in and by the Control of Borrowing (Jersey) Law 1947 and the Control of Borrowing (Jersey) Order 1958 (in each case, as amended, reenacted or replaced);

(4)	The Investor confirms that it was not solicited to purchase an interest in the Company;

(5)	The Investor is aware that the Company has not been approved for “marketing”, “distribution”, “promotion” or “circulation” in the Territory; and that interests in the Company cannot be marketed, distributed, promoted, circulated, offered or sold in the Territory without the permission of the relevant authorities; and

(6)	The Investor acknowledges, for the avoidance of doubt, that the indemnification obligations of the Investor pursuant to the indemnification provision in this Agreement apply to the Investor with respect to these matters.

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(o)	The Investor has received, read and understands the SHA and this Agreement. No representations or warranties have been made to the Investor by the Company, its directors, or its officers, or any agent of said persons, other than as set forth in the SHA and this Agreement.

(p)	The Investor is acquiring the Shares and the Warrants solely for the Investor’s own account and not directly or indirectly for the account of any other person whatsoever (or, if the Investor is acquiring the Shares or the Warrants as a trustee, solely for the account of the trust or trust account named herein) for investment and not with a view to, or for sale in connection with, any distribution of the Shares or the Warrants (or the Class A Common Stock issuable thereunder). The Investor does not have any contract, undertaking or arrangement with any person to sell, transfer or grant a participation to any person with respect to the Shares or the Warrants (or the Class A Common Stock issuable thereunder).

(q)	The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment evidenced by the Investor’s purchase of the Shares and the Warrants, and the Investor is able to bear the economic risk of such investment including the risk of complete loss.

(r)	The Investor has had access to such information concerning the Company as the Investor deems necessary to enable the Investor to make an informed decision concerning the purchase of the Shares and the Warrants. The Investor has had access to representatives of the Company and the opportunity to ask questions of, and receive answers satisfactory to the Investor from, such representatives concerning the offering of the Shares, the Warrants, and the Company generally. The Investor has obtained all additional information requested by the Investor to verify the accuracy of all information furnished in connection with the offering of the Shares and the Warrants, evaluate the merits and risks of an investment in the Shares and the Warrants or otherwise relative to the proposed activities of the Company.

(s)	The Investor understands that neither the Shares nor the Warrants (nor the Class A Common Stock issuable thereunder) have been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or any securities law of any state of the United States or any other jurisdiction, in each case in reliance on an exemption for private offerings.

(t)	The Investor is aware that (i) the Investor must bear the economic risk of investment in the Shares and the Warrants for an indefinite period of time, possibly until final winding up of the Company, (ii) because the Shares, the Warrants (and the Class A Common Stock issuable thereunder) have not been registered under the Securities Act, there is currently no public market therefor and it is not anticipated that such a market will ever develop, (iii) the Investor may not be able to avail itself of the provisions of Rule 144 of the Securities Act with respect to the Shares or the Warrants (or the Class A Common Stock issuable thereunder), and (iv) neither the Shares nor the Warrants (nor the Class A Common Stock issuable thereunder) can be sold or otherwise disposed of unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor understands that the Company is under no obligation, and does not intend, to effect any such registration at any time. The Investor also understands that sales or transfers of the Shares, the Warrants (and the Class A Common Stock issuable thereunder) are further restricted by the provisions of the SHA and, as applicable, securities laws of other jurisdictions and the states of the United States. The Investor has no need for liquidity in connection with its purchase of the Shares and the Warrants, and is able to bear the risk of loss of its entire investment in the Shares or the Warrants.

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(u)	The Investor acknowledges that the Company is engaged in a transaction with Pulmatrix, Inc. pursuant to the Merger Agreement. In the event that the Merger transactions thereunder (including the Merger) do not close for whatever reason, the Investor’s contribution pursuant to the First Closing Payment will not be returned to the Investor and the Investor thus bears the economic risk of partial or total loss of its investment in the Company.

(v)	The Investor agrees not to resell or otherwise transfer all or any part of the Shares or the Warrants (or the Class A Common Stock issuable thereunder), except as permitted by law, including without limitation, any regulations under the Securities Act and the applicable securities acts or similar statutes of the jurisdiction in which the Investor resides, including all regulations and rules of such laws, together with applicable published policy statements, instruments, notices and blanket orders or rulings of general applications (collectively, “Applicable Securities Laws”), and the terms of this Agreement and the SHA. The transfer of the Shares and the Warrants (and the Class A Common Stock issuable thereunder) is restricted by and subject to the terms of the SHA and the consent of the Company.

(w)	The Investor acknowledges that the Company is relying on (and the offering is conditional upon) an exemption from the requirement to provide the Investor with a prospectus under the Applicable Securities Laws and, as a consequence of acquiring the Shares and the Warrants pursuant to such exemption, certain protections, rights and remedies provided by the Applicable Securities Laws, including statutory rights of rescission or damages, may not be or may only be partially available to the Investor, or others for whom it is contracting hereunder. Such persons may not receive information that would otherwise be required to be provided under the Applicable Securities Laws and the Company is relieved from certain obligations that would otherwise apply under the Applicable Securities Laws. The Investor acknowledges that the Investor is purchasing the Shares and the Warrants without being furnished any offering literature or prospectus other than that certain Confidential Private Placement Memorandum delivered to the Investor in connection herewith (the “PPM”), the SHA and this Agreement. The Investor did not rely on any information whatsoever, except for the express representations and warranties of the Company contained in this Agreement, to make such decision and such materials were not accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display and the internet, or part of a general solicitation.

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(x)	The Investor acknowledges that it is not purchasing the Shares or the Warrants as a result of or subsequent to (i) any advertisement, article, notice or other communications published in any newspaper, magazine or other similar media (including any internet site that is not password protected) or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including the Investor, had been invited as a result of, subsequent to or pursuant to the foregoing.

(y)	The Investor acknowledges that the Company is not being registered, and the Company does not have any intention of registering the Company, as an “investment company” as the term “investment company” is defined in Section 3(a) of the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). No person selected by the Company to act as agent or adviser of the Company with respect to managing the affairs of the Company is currently registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”). A director or officer of the Company may be required to register under the Advisers Act as an investment adviser in the future though.

(z)	The purchase of the Shares and the Warrants by the Investor is consistent with the general investment objectives of the Investor. The Investor hereby acknowledges that it has not relied on the Company or any of its officers, directors, employees, members, managers, partners, stockholders, equityholders, managing directors or affiliates for investment advice with respect to an investment in the Company.

(aa)	The Investor’s full legal name, true and correct address of residence (for individuals) or principal place of business (for entities), phone number, electronic mail address, United States taxpayer identification number (each, if applicable) and other contact information are set forth on the Investor Questionnaire. For so long as the Investor holds the Shares or the Warrants (or the Class A Common Stock issuable thereunder), the Investor hereby agrees to promptly notify the Company of any change in such contact information after the date hereof in accordance with the notice provision set forth in the SHA.

(bb)	The Investor received this Agreement and the SHA and first learned of the Company in the jurisdiction listed as the address of the Investor set forth on the Investor Questionnaire, and intends that the Applicable Securities Laws of that jurisdiction alone shall govern this transaction. If the Investor is not a resident of the United States, the Investor understands that it is the responsibility of the Investor to satisfy himself, herself or itself as to full observance of the laws of any relevant territory outside of the United States in connection with the offer and sale of the Shares and the Warrants, including obtaining any required governmental or other consent or observing any other applicable formalities.

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(cc)	The execution and delivery of the SHA and this Agreement, the consummation of the transactions contemplated thereby and hereby and the performance of the obligations thereunder and hereunder will not conflict with or result in any violation of or default under any provision of any other agreement or instrument to which the Investor is a party or any license, permit, franchise, judgment, order, writ or decree, or any statute, rule or regulation, applicable to the Investor.

(dd)	No suit, action, claim, investigation or other proceeding is pending or, to the best of the Investor’s knowledge, is threatened against the Investor that questions the validity of the SHA or this Agreement or any action taken or to be taken pursuant to the SHA or this Agreement.

(ee)	The Investor has full power and authority to make the representations referred to in this Agreement, to purchase the Shares and the Warrants pursuant to this Agreement and the SHA and to deliver and perform its obligations under the SHA and this Agreement. If the Investor is an entity, the person executing this Agreement has the full power and authority to execute and deliver this Agreement on behalf of the Investor, and such entity is duly formed and organized, validly existing, and in good standing under the laws of its jurisdiction of formation, and such entity is authorized by its governing documents to execute, deliver and perform its obligations under this Agreement. Furthermore, such investment is in accordance with all laws applicable to the Investor’s operations. The SHA and this Agreement create valid and binding obligations of the Investor and are enforceable against the Investor in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

(ff)	The Investor understands the meaning and legal consequences of the representations and warranties made by the Investor herein. Such representations and warranties are complete and accurate, shall be complete and accurate at the time of Closing and may be relied upon by the Company and Company Counsel. Said representations and warranties shall survive delivery of this Agreement and SHA Joinder and the Closing. If in any respect such information shall not be complete and accurate prior to the time of Closing, the Investor shall give immediate written notice of such incomplete or inaccurate information to the Company, specifying which representations or warranties are not complete and accurate and the reasons therefor. In the event that after the time of Closing the Investor becomes aware that any of the representations and warranties made by the Investor herein become incomplete or inaccurate as of such time, the Investor shall give immediate written notice of such incomplete or inaccurate information to the Company, specifying which representations or warranties are not complete and accurate and the reasons therefor.

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(gg)	The Investor confirms that the Investor has been advised to consult with the Investor’s attorney regarding legal matters concerning the Company and to consult with independent tax advisers regarding the tax consequences of investing in the Company. The Investor acknowledges that he, she or it understands that any anticipated United States federal or state income tax benefits may not be available and, further, may be adversely affected through adoption of new laws or regulations or amendments to existing laws or regulations. The Investor acknowledges and agrees that the Company is providing no warranty or assurance regarding the ultimate availability of any tax benefits to the Investor by reason of the Investor’s investment in the Company. The Investor has consulted with, and relied solely upon, its own accountant or tax advisors in connection with its decision to acquire the Shares and the Warrants.

(hh)	The Investor understands that information relating to the Investor shall appear on the financial statements and other records of the Company which shall constitute Confidential Information and be subject to the confidentiality restrictions set forth in the SHA. The Investor acknowledges and agrees that other stockholders may receive such information as permitted by SHA or as required by applicable laws and may be entitled to share such information with their advisors and other parties, subject to the SHA.

(ii)	The Investor acknowledges that an investment in the Company involves a high degree of risk and that there can be no assurance that the Company’s investment objectives will be achieved, or that the Investor will receive a return of its capital. The Investor acknowledges that the Investor has received and carefully reviewed and understands the various risks of an investment in the Company, as well as the conflicts of interest to which the Company is subject, as set forth in the SHA and this Agreement. The Investor hereby consents and agrees to the payment of the fees so described to the parties identified as the recipients thereof, and to such conflicts of interest.

(jj)	Investor represents and warrants as to the truth, accuracy and completeness of the information supplied in the Investor Questionnaire portion of this Agreement.

(kk)	The Investor acknowledges and agrees that the Investor’s obligation to make the Second Closing Payment following the delivery of the Second Funding Notice is not contingent upon the actual consummation of the Merger or any Liquidity Event. Once the Company has delivered the Second Funding Notice in accordance with Section 3, the Investor shall be obligated to wire the Second Closing Payment to the Bank Account no later than the Funding Deadline regardless of whether the Merger or any Liquidity Event is ultimately consummated.

10.	Company’s Representations. In connection with the Company’s issuance of the Shares and the Warrants, the Company makes the following representations and warranties on which the Investor is entitled to rely:

(a)	The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

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(b)	The Company has all requisite power and authority to execute and deliver this Agreement and to carry out all of its obligations hereunder. The Company has duly executed and delivered this Agreement. Assuming due execution and delivery hereof by the Investor, this Agreement constitutes the Company’s legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity.

(c)	The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid, and nonassessable (except as otherwise set forth in the applicable organizational documents of the Company or as set forth herein).

11.	Indemnification. To the fullest extent permitted by law, the Investor hereby agrees to indemnify and hold harmless the Company, Company Counsel, the Company’s affiliates, and the Company’s and its affiliate’s respective members, partners, shareholders, managing directors, managers, directors, officers, employees, consultants, agents, and advisors (each, an “Indemnified Party”) from and against any and all loss, damage or liability due to or arising out of any inaccuracy or breach of any representation or warranty of the Investor or failure of the Investor to comply with any covenant or agreement set forth herein, in the SHA, or in any other document furnished to any Indemnified Party specifically supplementing the information in this Agreement by the Investor in connection with the subscription for the Shares or the Warrants. The Investor shall reimburse each Indemnified Party for its legal and other fees and expenses (including the cost of any investigation and preparation) as they are incurred in connection with any such claim, action, proceeding or investigation, whether in the United States or any other jurisdiction. The reimbursement and indemnification obligations of the Investor under this Section shall survive the Closing (or, if this Agreement is terminated pursuant to Section 5(b) above, such termination) and shall be in addition to any liability which the Investor may otherwise have (including, without limitation, liabilities under the SHA or otherwise under the organizational documents of the Company), and shall be binding and inure to the benefit of any successors, assigns, heirs, estates, executors, administrators and personal representatives of the Indemnified Parties.

12.	Withholding. The Company is required to withhold a certain portion of the taxable income and gain allocated or distributed to the Investor unless the Investor provides documentation confirming that the Investor is not subject to withholding, or is subject to a reduced rate of withholding. The Investor should consult with a tax advisor concerning the application of the U.S. withholding rules to the Investor.

The type of documentation required by the Investor is a function of whether the Investor is a Foreign Person or a United States person. “Foreign Persons” include nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates (as each of those terms is defined in the Code and Treasury Regulations). “United States person” has the meaning set forth in Exhibit B. In the case of entities that are disregarded for purposes of U.S. tax law (e.g., fiscally transparent entities with a single owner that have not elected to be taxed as a corporation for U.S. tax purposes), such entities are treated as United States persons or Foreign Persons depending on the residence and status of their owners, rather than on where the disregarded entities are organized. Thus, an investor that is a U.S. disregarded entity with a foreign owner will generally be treated as a Foreign Person and should complete and submit the appropriate Form W-8 based on the owner’s status. An investor that is a foreign disregarded entity with a U.S. owner will generally be treated as a United States person and should complete and submit Form W-9. Please contact the Company if you need additional information.

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13.	FATCA. Pursuant to the requirements of Sections 1471-1474 of the Code (the “FATCA”) the Company will generally be required to impose a 30% withholding tax on payments made by the Company to an equityholder that is either a foreign financial institution (an “FFI”) as defined in Section 1471(d)(4) of the Code or a non-financial foreign entity (an “NFFE”) as defined in Section 1472(d) of the Code. To avoid this withholding tax, the Company will require that all equityholders of the Company (a) establish with the Company, by providing all information that the Company may reasonably request, that they are neither an FFI nor an NFFE, (b) if they are an FFI, establish with the Company that they have entered into, and are maintaining, an FFI Agreement in compliance with Section 1471(b)(1) of the Code, or are otherwise exempt from the withholding requirements of Section 1471 of the Code, and (c) if they are an NFFE, certify that they have no “substantial United States owners,” disclose all information that the Company is required to obtain pursuant to the FATCA regarding such substantial United States owners or adequately show that they are otherwise exempt from the withholding requirements of Section 1472 of the Code. Substantial United States owners are, generally, U.S. persons with at least a 10% interest (held directly or indirectly) in the NFFE. The Company will notify the Investor of any additional documentation, certification or other actions required of the Investor in order to allow the Company to comply with the FATCA. Failure to timely provide the required information may result in the Investor’s interest in the Company being redeemed.

14.	Power of Attorney. By signing this Agreement, the Investor constitutes and appoints each director, and each of the duly appointed or empowered officers and agents of the Company, as its agent, true and lawful representative and attorney-in-fact, in its name, place, and stead to make, execute, sign, acknowledge, deliver or file (a) any other instruments, deeds, documents and certificates which may from time to time be required by any law to effectuate, implement and continue the valid and subsisting existence of the Company, (b) the SHA, (c) all instruments, deeds, documents and certificates that may be required to effectuate the dissolution and termination of the Company in accordance with the provisions hereof and the Act, (d) all instruments, deeds, documents, or certificates that may from time to time be required of the Company by the laws of the United States of America or any other jurisdiction in which the Company shall conduct its affairs in order to qualify or otherwise enable the Company to conduct its affairs in such jurisdictions, (e) all amendments to the SHA effected in accordance with the terms of the SHA including, without limitation, amendments reflecting the addition or substitution of any party thereto, or any action of the stockholders duly taken pursuant to the SHA whether or not such stockholder voted in favor of or otherwise approved such action, and (f) any other instrument, certificate, document, accession agreement or deed of adherence required from time to time to add a party to the SHA, to effect the substitution of a party thereto, to effect a transfer pursuant to the SHA or to reflect any action of the stockholders provided for in the SHA. The foregoing grant of authority (1) is irrevocable, coupled with an interest and deemed to be given to secure the performance of the Investor’s obligations under this Agreement and the SHA and shall survive the death or disability of the Investor or his, her, or its permitted assigns or successors that is a natural person or the merger, dissolution or other termination of the existence of the Investor or its permitted assigns or successors if the Investor or such permitted assign or successor is a corporation, association, partnership, limited liability company or trust, and (2) shall survive the assignment by the Investor of the whole or any portion of its interest, except that where the assignee of the whole thereof has furnished a power of attorney, this power of attorney shall survive such assignment for the sole purpose of enabling the directors and/or officers of the Company to execute, acknowledge and file any instrument necessary to effect any permitted substitution of the assignee for the assignor as a party to the SHA and shall thereafter terminate. Notwithstanding the foregoing, this power of attorney and the power of attorney referenced in the SHA granted by party thereto shall expire immediately on the dissolution of the Company. The Investor is aware that the Company and each stockholder will rely on the effectiveness of such powers in concluding that the Investor is bound by, and subject to the SHA. The Investor agrees to execute such other documents as the Company may reasonably request in order to effectuate the intention and purposes of the power of attorney contemplated by this Section. The execution of this power of attorney is not intended to, and does not, revoke any prior or concurrent powers of attorney executed by the Investor. This power of attorney is not intended to, and shall not, be revoked by any subsequent power of attorney the Investor may execute. This power of attorney shall be governed by and construed in accordance with the internal laws of the State of Delaware.

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15.	Company Legal Matters. The Investor understands that the Company has retained Company Counsel in connection with the formation of the Company and the offering of the Shares and the Warrants and may retain Company Counsel as legal counsel in connection with the management and operation of the Company, including, without limitation, making, holding and disposing of investments, or any dispute that may arise between the Investor or any equityholder, on the one hand, and the Company or its affiliates or its or their respective directors, officers, managers, stockholders, equityholders, employees, representatives or other personnel, on the other hand (the “Company Legal Matters”). The Investor acknowledges that Company Counsel do not represent the Investor in connection with the formation of the Company, the offering of the Shares, the Warrants, or any Company Legal Matter. The Investor will, if it wishes counsel in connection with the offering of the Shares the Warrants, or any Company Legal Matter, retain its own independent counsel with respect thereto and will pay all fees and expenses of such independent counsel. Notwithstanding the foregoing or anything herein to the contrary, no relationship (e.g., attorney-client, fiduciary, or otherwise) or privity of contract shall exist or be deemed to exist between Company Counsel and the Investor, and Investor shall not be entitled to any recourse against Company Counsel.

16.	Survival of Agreements, Representations and Warranties. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Investor, or the Company in connection with the transactions contemplated by this Agreement shall survive the execution of this Agreement and SHA Joinder, the First Closing, the Second Closing, any investigation at any time made by the Investor, the Company or on behalf of any of them and the sale and purchase of the Shares, the Warrants, and payment therefor and the dissolution and termination of the Company.

17.	Legends. The Investor consents to the placement of the legends contained on page 1 of this Agreement and any other legend required or reasonably advisable, as determined by Company Counsel, under applicable law.

18.	Severability. If any term or provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 11, upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

19.	Counterparts. This Agreement may be executed in counterparts (including by means of email, facsimile, transmission of .PDF pages, DocuSign or other electronic means), each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.

20.	Assignment. This Agreement is not transferable or assignable by the Investor, and any assignment in violation of this Agreement shall be null and void.

21.	Amendments and Modification; Waiver. Except as otherwise provided herein, this Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Investor of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

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22.	Privacy. The Investor acknowledges and agrees that the Company may disclose nonpublic personal information of the Investor to other equityholders of the Company (including prior to the Company’s acceptance of this Agreement) as well as to its affiliates and its and their respective accountants, attorneys and other service providers as necessary to effect, administer and enforce the Company’s and its equityholders’ rights and obligations.

23.	Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

24.	Submission to Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, whether in contract, tort or otherwise, shall be brought in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in the Superior Court of the State of Delaware), so long as one of such courts shall have subject-matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. Service of process, summons, notice or other document by registered mail to the address set forth in Section 9.04 of the SHA shall be effective service of process for any suit, action or other proceeding brought in any such court.

25.	Consent to Electronic Delivery. The Investor hereby agrees that the Company may deliver all notices, financial statements, tax reports, valuations, reports, reviews, analyses or other materials, and all other documents, information and communications concerning the affairs of the Company and its investments, including, without limitation, information required or permitted to be provided to the Investor under the SHA or applicable law or hereunder by means of facsimile or e-mail (to the facsimile number or e-mail address set forth in this Agreement, or other number or address as provided in writing by the Investor to the Company), or by posting on an electronic message board or by other means of electronic communication.

26.	No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Company and the Investor and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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Exhibit A

Accredited Investor Definition

Accredited Investor Representation. The Investor is an “accredited investor” (within the meaning of Rule 501 under the Securities Act), if any of the following are true with respect to the Investor:

(a)	If an individual, the Investor’s income during each of the last two years exceeded $200,000 or, if the Investor is married or has a spousal equivalent, the joint income of the Investor and the Investor’s spouse or spousal equivalent, as applicable, during each of the last two (2) years exceeded $300,000, and the Investor reasonably expects the Investor’s income, from all sources during this year, will exceed $200,000 or, if the Investor is married or has a spousal equivalent, the joint income of Investor and the Investor’s spouse or spousal equivalent, as applicable, from all sources during this year will exceed $300,000.

(b)	The Investor’s net worth,[2] including the net worth of the Investor’s spouse or cohabitant occupying a relationship generally equivalent to that of a spouse (a “spousal equivalent”), as applicable, is in excess of $1,000,000 (excluding the value of the Investor’s primary residence).

(c)	The Investor is a holder in good standing of one or more of the following certifications or designations administered by the Financial Industry Regulatory Authority, Inc. (FINRA): the Licensed General Securities Representative (Series 7), Licensed Investment Adviser Representative (Series 65), or Licensed Private Securities Offerings Representative (Series 82).

(d)	The Investor is a trust, not formed for the purpose of acquiring the Shares or the Warrants, with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

(e)	The Investor is a bank, an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state, any investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act, an insurance company, an investment company registered under the Companies Act, a broker or dealer registered pursuant to Section 15 of the Exchange Act, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the Advisers Act.

2 In calculating the Investor’s “net worth”: (i) the Investor’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the Investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the Closing, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the Closing exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the Investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the Closing shall be included as a liability. In calculating the Investor’s joint net worth with the Investor’s spouse or spousal equivalent, the Investor’s spouse’s or spousal equivalent’s (as applicable) primary residence (if different from the Investor’s own primary residence) and indebtedness secured by such primary residence should be treated in a similar manner.

(f)	The Investor is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the Investor has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

(g)	The Investor is a corporation, partnership, limited liability company or business trust, not formed for the purpose of acquiring the Shares or the Warrants, or an organization described in Section 501(c)(3) of the Code, in each case with total assets in excess of $5,000,000.

(h)	The Investor is an entity, of a type not listed in any of the paragraphs above, which was not formed for the specific purpose of acquiring the Shares or the Warrants, owning investments in excess of $5,000,000.

(i)	The Investor is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

(j)	The Investor is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in the above paragraph and whose prospective investment is directed by such family office pursuant to clause (iii) of the above paragraph.

(k)	The Investor is an entity in which all of the equity owners, or a living trust or other revocable trust in which all of the grantors and trustees, qualify under clause (a), (b), (c), (d), (e), (f), (g), (h), (i), or (j) above or this clause (k).

Exhibit B

Definitions

“United States person” shall mean an individual who is a citizen of the United States or a resident alien for U.S. federal income tax purposes; a corporation, an entity taxable as a corporation, or a partnership created or organized in or under the laws of the United States or any state or political subdivision thereof or therein (including the District of Columbia); an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or a trust if (y) a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (z) such trust was in existence on August 20, 1996 and was treated as a domestic trust on August 19, 1996 and such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

“Investments” shall mean any of the following:

(1)	“Securities” as such term is defined by Section 2(a)(1) of the Securities Act. Notwithstanding the foregoing, securities of an issuer that controls, is controlled by, or is under common control with the Investor shall not be deemed Investments unless the issuer is:

(i)	An investment company or a company that would be an investment company but for the exclusions provided by Sections 3(c)(1) through 3(c)(9) of the Companies Act, a foreign bank or insurance company, an issuer of asset-backed securities that meets certain requirements or a commodity pool;

(ii)	A company whose equity securities are listed on a national securities exchange, traded on Nasdaq or listed on a “designated offshore securities market” (as defined by Regulation S promulgated pursuant to the Securities Act); or

(iii)	A company with shareholders’ equity of not less than $50,000,000 (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements (provided such financial statements present information as of a date not more than sixteen (16) months preceding the Investor’s investment in the Company).

(2)	Real estate held for investment purposes (i.e., not used by the undersigned for personal purposes or as a place of business or in connection with the trade or business of the undersigned).

(3)	“Commodity Interest” (i.e., commodities futures contracts, options on such contracts or options on commodities that are traded on or subject to the rules of (i) any contract market designated for trading under the Commodity Exchange Act and rules thereunder or (ii) any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act) held for investment purposes.

(4)	Physical commodities (with respect to which a Commodity Interest is traded on a market specified in paragraph 3 above) held for investment purposes.

(5)	Financial contracts within the meaning of Section 3(c)(2)(B)(ii) of the Companies Act held for investment purposes.

(6)	If the Investor is a company that would be an investment company but for the exclusion provided by Section 3(c)(1) or 3(c)(7) of the Companies Act, or a commodity pool, any amounts payable to the Investor pursuant to a binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon demand by the Investor.

(7)	Cash and cash equivalents (including bank deposits, certificates of deposit, bankers acceptances and similar bank instruments held for investment purposes and the net cash surrender value of insurance policies).

“Valued” shall mean either the fair market value or cost of Investments net of the following deductions:

(1)	the amount of any outstanding indebtedness incurred to acquire such Investments; and

(2)	if the holder of the Investment is a company, any outstanding indebtedness incurred by any owner of such company to acquire such Investments.

Section 3(c)(1)(A) of the Companies Act:

“[N]one of the following persons is an investment company …

(1) Any issuer whose outstanding securities (other than short-term paper) are beneficially owned by not more than one hundred persons (or, in the case of a qualifying venture capital fund, 250 persons) and which is not making and does not presently propose to make a public offering of its securities … For purposes of this paragraph:

(A)	Beneficial ownership by a company shall be deemed to be beneficial ownership by one person, except that, if the company owns 10 per centum or more of the outstanding voting securities of the issuer and is or, but for the exception provided for in this paragraph or paragraph (7), would be an investment company, the beneficial ownership shall be deemed to be that of the holders of such company’s outstanding securities (other than short-term paper).”

Section 3(c)(7) of the Companies Act:

“[N]one of the following persons is an investment company …

(7) (A) Any issuer, the outstanding securities of which are owned exclusively by persons who, at the time of acquisition of such securities, are qualified purchasers, and which is not making and does not at the time propose to make a public offering of such securities. Securities that are owned by persons who received the securities from a qualified purchaser as a gift or bequest, or in a case in which the transfer was caused by legal separation, divorce, death, or other involuntary event, shall be deemed to be owned by a qualified purchaser, subject to such roles, regulations, and orders as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors.”

ANNEX I

SHA Joinder

[Attached.]

JOINDER AGREEMENT

Reference is hereby made to the Stockholders’ Agreement, dated as of October 15, 2024 (as amended from time to time, the “Stockholders’ Agreement”), by and between the Stockholders set forth on Schedule A thereto and EOS SENOLYTIX, INC., a Delaware corporation (the “Corporation”). Pursuant to and in accordance with Section 4.01 of the Stockholders’ Agreement, the undersigned hereby agrees that upon execution of this Joinder Agreement, it shall become a party to the Stockholders’ Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders’ Agreement as though an original party thereto and shall be deemed to be a Stockholder of the Corporation for all purposes thereof.

Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Stockholders’ Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

FOR ENTITIES:

[PRINT NAME OF ENTITY]

By:
Name:
Title:

FOR INDIVIDUALS:

[PRINT NAME OF INDIVIDUAL]

Signature

ANNEX II

IRS Form W-9

[Attached.]

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . ____

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ____

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ____

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

ANNEX III

Form of Warrant Agreement

[Attached.]

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF, EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER SUCH ACT AND LAWS, OR (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IF THE ISSUER REQUESTS, AN OPINION SATISFACTORY TO THE ISSUER TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) ARE SUBJECT TO TRANSFER RESTRICTIONS AS PROVIDED HEREIN AND IN A STOCKHOLDERS’ AGREEMENT, DATED OCTOBER 15, 2024, BY AND AMONG EOS SENOLYTIX, INC. (THE “COMPANY”), ITS STOCKHOLDERS, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THIS WARRANT (OR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF SUCH STOCKHOLDERS’ AGREEMENT. A COPY OF THE STOCKHOLDERS’ AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

Warrant Certificate No.: [NUMBER]

Original Issue Date: [DATE]

FOR VALUE RECEIVED, Eos SENOLYTIX, Inc., a Delaware corporation (the “Company”), hereby certifies that [NAME OF HOLDER] (the “Holder”) is entitled to purchase from the Company [NUMBER] duly authorized, validly issued, fully paid, and nonassessable shares of Common Stock at a purchase price per share of $17.00 (subject to adjustment as provided herein, the “Exercise Price”), all subject to the terms, conditions, and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant has been issued pursuant to the terms of that certain Subscription Agreement, dated as of [DATE] (the “Subscription Agreement”), between the Company and the Holder.

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.

“Board” means the board of directors of the Issuer.

“Business Day” means any day, except a Saturday, Sunday, or legal holiday on which banking institutions in New York City are authorized or obligated by law or executive order to close.

“Common Stock” means (a) if prior to the Merger, the Class A Common Stock of the Company, par value $0.00001 per share, and any capital stock into which such Common Stock shall have been converted, exchanged, or reclassified following the date hereof or (b) if subsequent to the Merger, the common stock of Parent, par value $0.0001 per share.

“Company” has the meaning set forth in the preamble.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., New York City time, on a Business Day, including the receipt by the Issuer of the Exercise Notice, the Warrant, and the Aggregate Exercise Price.

“Exercise Notice” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” means, as of any particular date, the closing price per share of Common Stock on The Nasdaq Stock Market on the Trading Day immediately preceding such date, as reported on the Nasdaq Global Market (or the Nasdaq Global Select Market or the Nasdaq Capital Market, as applicable); provided, however, that if no closing price is reported for such Trading Day, the Fair Market Value shall be the closing price on the last preceding Trading Day on which a closing price was reported. For purposes of this definition, “Trading Day” means any day on which The Nasdaq Stock Market is open for trading.

“Holder” has the meaning set forth in the preamble.

“Issuer” means (a) prior to the Merger (as defined in the Merger Agreement), the Company, or (b) following the Merger, Parent.

“Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization, dated as of March 26, 2026, by and among Pulmatrix, Inc. (“Parent”), PUOS Merger Sub, Inc., and the Company.

“Original Issue Date” means the date set forth above.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.

“Securities Act” means the Securities Act of 1933, as amended.

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“Stockholders’ Agreement” means that certain Stockholders’ Agreement, dated as of October 15, 2024, by and among the Company and each stockholder from time to time party thereto, as the same may be amended, supplemented, or restated from time to time.

“Subscription Agreement” has the meaning set forth in the Recitals.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Issuer then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2. Term of Warrant. Subject to the terms and conditions hereof, at any time after the date hereof and prior to 5:00 p.m., New York City time, on the tenth (10th) anniversary of the date hereof or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all, but not less than all, of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

3. Exercise of Warrant.

(a) Exercise Procedure. This Warrant may be exercised on any Business Day during the Exercise Period, for all, but not less than all, of the unexercised Warrant Shares, upon:

(i) surrender of this Warrant to the Issuer, at its then principal executive offices, together with an Exercise Notice in the form attached hereto as Annex A (each, an “Exercise Notice”), duly completed and executed; and

(ii) payment to the Issuer of the Aggregate Exercise Price in accordance with Section 3(b).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Notice, by (i) wire transfer of immediately available funds to: (A) if prior to the Merger, the bank account of the Company set forth in Section 2(a) of the Subscription Agreement, or (B) if following the Merger, to a bank account of Parent designated in writing by Parent, or (ii) if following the Merger, by instructing the Issuer to withhold a number of Warrant Shares then-issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price.

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(c) Issuance of Warrant Shares. Upon receipt by the Issuer of the Exercise Notice, surrender of this Warrant, and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Issuer shall issue to the Holder, and reflect on its books and records the issuance of, the Warrant Shares. The Warrant Shares shall be evidenced by a book-entry system maintained by the Issuer or a registrar for the Issuer, and the Issuer shall, as promptly as practicable following the Exercise Date, deliver or cause to be delivered to the Holder a written confirmation or book-entry statement evidencing the Warrant Shares so issued. In the event that the Issuer certificates the Warrant Shares, it shall, at such time, deliver certificates representing the Warrant Shares to the Holder, bearing the legend set forth in Section 10(a) and any other legend required by applicable law or the Stockholders’ Agreement. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(d) Fractional Shares. The Issuer shall not be required to issue a fractional Warrant Share upon exercise of any Warrant, and such fraction of a Warrant Share shall be cancelled for no consideration.

(e) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants, and agrees:

(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, validly issued, fully paid, and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens, and charges (except for those arising under the organizational documents of the Issuer, including the Stockholders’ Agreement prior to the Merger, or under applicable securities laws).

(iii) The Issuer shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Issuer shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Issuer the amount of any such tax, or has established to the satisfaction of the Issuer that such tax has been paid.

(f) Reservation of Shares. During the Exercise Period, the Issuer shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Issuer shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

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4. Adjustment to Exercise Price and Number of Warrant Shares. In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).

(a) Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Issuer shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Issuer payable in shares of the Issuer, (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased, or (iii) combine (by combination, reverse stock split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the dividend, subdivision, or combination becomes effective.

(b) Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation, or Merger. Except with respect to the Merger, in the event of any (i) capital reorganization of the Issuer, (ii) reclassification of the stock of the Issuer (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up, or combination of shares), (iii) consolidation or merger of the Issuer with or into another Person, (iv) sale of all or substantially all of the Issuer’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Issuer or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of Section 4 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities, or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing Person is other than the Issuer, an immediate adjustment in the Exercise Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Warrant Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale, or similar transaction). The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. Except with respect to the Merger, the Issuer shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Issuer) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.

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(c) Upon the effectiveness of the Merger as set forth in the Merger Agreement, the number of Warrant Shares issuable hereunder and the Exercise Price shall be adjusted as set forth in the Merger Agreement, and this Warrant shall be assumed by Parent.

(d) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than twenty (20) Business Days thereafter, the Issuer shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Issuer of a written request by the Holder, but in any event not later than twenty (20) Business Days thereafter, the Issuer shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities, or assets then issuable upon exercise of the Warrant.

(e) Notices. In the event:

(i) that the Issuer shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;

(ii) of any capital reorganization of the Issuer, any reclassification of the Common Stock of the Issuer, any consolidation or merger of the Issuer with or into another Person, or any sale of all or substantially all of the Issuer’s assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Issuer;

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then, and in each such case, the Issuer shall send or cause to be sent to the Holder at least five (5) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent, or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Issuer shall close or a record shall be taken with respect to which holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

5. Stockholders’ Agreement. If this Warrant is exercised prior to the Merger, this Warrant and all Warrant Shares issuable upon exercise of this Warrant are and shall become subject to, and have the benefit of, the Stockholders’ Agreement, and the Holder shall be required, for so long as the Holder holds this Warrant or any Warrant Shares, to become and remain a party to the Stockholders’ Agreement.

6. Transfer of Warrant. This Warrant and all rights hereunder are not transferable or assignable, absent the prior written consent of the Issuer (which may be withheld or conditioned in the Issuer’s sole discretion).

7. Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein or in the Stockholders’ Agreement, prior to the issuance to the Holder of Warrant Shares in accordance with Section 3(c), the Holder shall not be entitled to vote or receive dividends with respect to, or be deemed the holder of, such Warrant Shares for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Issuer or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issuance of stock, reclassification of stock, consolidation, merger, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Issuer, whether such liabilities are asserted by the Issuer or by creditors of the Issuer.

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8. Replacement on Loss. Upon receipt of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction, or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Issuer, the Issuer at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated, or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Issuer for cancellation.

9. No Impairment. Except with respect to, in connection with, or in furtherance of the Merger Agreement or the transactions thereunder (including the Merger), the Issuer shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder hereunder, consistent with the tenor and purpose of this Warrant.

10. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 9 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF, EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER SUCH ACT AND LAWS, OR (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IF THE ISSUER REQUESTS, AN OPINION SATISFACTORY TO THE ISSUER TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

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THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) ARE SUBJECT TO TRANSFER RESTRICTIONS AS PROVIDED HEREIN AND IN A STOCKHOLDERS’ AGREEMENT, DATED OCTOBER 15, 2024, BY AND AMONG EOS SENOLYTIX, INC. (THE “COMPANY”), ITS STOCKHOLDERS, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THIS WARRANT (OR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF SUCH STOCKHOLDERS’ AGREEMENT. A COPY OF THE STOCKHOLDERS’ AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON REQUEST.”

(b) Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Issuer by acceptance of this Warrant as follows:

(i) The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Issuer in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Issuer regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Issuer.

(iv) The Holder hereby incorporates by reference, mutatis mutandis, each of the representations and warranties of the Investor set forth in Section 9 of the Subscription Agreement, and such representations and warranties shall be deemed made by the Holder hereunder as of the date hereof and as of each Exercise Date as if set forth herein in full.

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11. Warrant Register. The Issuer shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof (if permitted by applicable law, the terms of the Stockholders’ Agreement, and this Warrant). The Issuer may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Issuer shall not be affected by any notice to the contrary, except any assignment, division, combination, or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

12. Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document if sent during normal business hours of the recipient (with confirmation of transmission if the Issuer is the recipient), and on the next Business Day if sent after normal business hours of the recipient, provided in each case that there is no bounce-back email or other automatic indication of nonreceipt of such email; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12).

If to the Issuer:

Eos SENOLYTIX, Inc.
K2 BioLabs
2710 Reed Road, Suite 160
Houston, TX 77051
Attention:	Kevin Slawin, CEO

Email:	kslawin@eossenolytix.com

With a copy (which shall not constitute notice) to:

Wilk Auslander LLP
825 Eighth Avenue
Suite 2900
New York, NY 10019
Attention:	Mark Clyman
Jonathan Bender
Email:	mclyman@wilkauslander.com
jbender@wilkauslander.com

If to the Holder:

to the address or email address set forth in the Investor Questionnaire portion of the Subscription Agreement.

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13. Cumulative Remedies. Except to the extent expressly provided in Section 7 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

14. Equitable Relief. Each of the Issuer and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.

15. Entire Agreement. This Warrant, together with the Stockholders’ Agreement and the Subscription Agreement, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant and the statements in the Stockholders’ Agreement or the Subscription Agreement, the statements in the body of this Warrant shall control.

16. Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Such successors and permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder. Notwithstanding the foregoing, this Warrant is not transferable or assignable by the Holder, and any assignment or transfer in violation of this Warrant, the Subscription Agreement or the Stockholders’ Agreement shall be null and void.

17. No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Issuer and the Holder and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Warrant.

18. Interpretation. For purposes of this Warrant and unless the context otherwise requires, (a) the words “include”, “includes”, and “including” are deemed to be followed by the words “without limitation”, (b) the word “or” is not exclusive, and (c) the words “herein”, “hereof”, “hereby”, “hereto”, and “hereunder” refer to this Warrant as a whole. All references to “$” means the lawful currency of the United States of America. Whenever the singular is used in this Warrant, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

19. Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by the Issuer or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

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20. Severability. If any term or provision of this Warrant is held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

21. Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

22. Submission to Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Warrant or the transactions contemplated hereby, whether in contract, tort or otherwise, shall be brought in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in the Superior Court of the State of Delaware), so long as one of such courts shall have subject-matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Warrant shall be deemed to have arisen from a transaction of business in the State of Delaware. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. Service of process, summons, notice or other document by registered mail to the address set forth in Section 12 shall be effective service of process for any suit, action or other proceeding brought in any such court.

23. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

24. Counterparts. This Warrant may be executed in counterparts (including by means of email, facsimile, transmission of .PDF pages, DocuSign or other electronic means), each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.

[signature page follows]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

COMPANY:

EOS SENOLYTIX, INC.

By:
Name:
Title:

Accepted and agreed,

FOR ENTITIES:

[PRINT NAME OF ENTITY]

By:
Name:
Title:

FOR INDIVIDUALS:

[PRINT NAME OF INDIVIDUAL]

Signature

[Signature Page to Warrant]

ANNEX A

Form of Exercise Notice

To: [Eos SENOLYTIX, Inc.]

1. The undersigned is the Holder of Warrant Certificate No. [___] (the “Warrant”) issued by [Eos SENOLYTIX, Inc.], a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Warrant.

2. The undersigned hereby irrevocably exercises its right to purchase all of the Warrant Shares for an Aggregate Exercise Price of $[___] pursuant to the terms of the Warrant, and tenders herewith (to the extent applicable) payment of the Aggregate Exercise Price for said Warrant Shares.

3. The undersigned hereby elects to pay the Aggregate Exercise Price in the following form(s) (check and complete as appropriate):

________ On a cash basis by wire transfer of immediately available funds as set forth in Section 3(b)(i) of the Warrant.

________ On a net basis, by reduction in the number of Warrant Shares otherwise issuable pursuant to this Warrant Exercise Notice by the number of Warrant Shares with an aggregate Fair Market Value as of the Exercise Date as set forth and in accordance with Section 3(b)(ii) of the Warrant.

4. Please issue in book-entry form the Warrant Shares purchased pursuant hereto in the name of the undersigned:

Name: ___________________________

Address: _________________________

_________________________________

5. By its execution and delivery of this Warrant Exercise Notice, the undersigned hereby restates each of the representations and warranties in Section 10(b) of the Warrant as of the date hereof.

FOR ENTITIES:

[PRINT NAME OF ENTITY]

By:
Name:
Title:

FOR INDIVIDUALS:

[PRINT NAME OF INDIVIDUAL]

Signature